Exhibit 99.2

Second Quarter 2025 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 1 of 19

Consolidated Financial Highlights
	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2025	6/30/2024	% Change	3/31/2025	% Change	6/30/2025	6/30/2024	% Change
Net revenues	$1,284,286	$1,217,932	5.4%	$1,255,469	2.3%	$2,539,755	$2,380,970	6.7%
Net income	$155,055	$165,294	(6.2%)	$52,992	192.6%	$208,047	$328,869	(36.7%)
Preferred dividends	9,321	9,321	0.0%	9,320	0.0%	18,641	18,641	0.0%

Net income available to common shareholders	$145,734	$155,973	(6.6%)	$43,672	233.7%	$189,406	$310,228	(38.9%)
Earnings per diluted common share	$1.42	$1.50	(5.3%)	$0.47	202.1%	$1.90	$2.98	(36.2%)
Earnings per diluted common share available to common shareholders	$1.34	$1.41	(5.0%)	$0.39	243.6%	$1.73	$2.82	(38.7%)
Non-GAAP financial summary (1):
Net revenues	$1,284,378	$1,217,941	5.5%	$1,255,455	2.3%	$2,539,833	$2,380,979	6.7%
Net income	$194,947	$185,891	4.9%	$63,556	206.7%	$258,503	$358,557	(27.9%)
Preferred dividends	9,321	9,321	0.0%	9,320	0.0%	18,641	18,641	0.0%

Net income available to common shareholders	$185,626	176,570	5.1%	54,236	242.3%	239,862	339,916	(29.4%)
Earnings per diluted common share	$1.79	$1.69	5.9%	$0.57	214.0%	$2.35	$3.25	(27.7%)
Earnings per diluted common share available to common shareholders	$1.71	$1.60	6.9%	$0.49	249.0%	$2.18	$3.09	(29.4%)
Weighted average number of common shares outstanding:
Basic	103,349	104,150	(0.8%)	104,764	(1.4%)	104,049	104,217	(0.2%)
Diluted	108,847	110,285	(1.3%)	110,635	(1.6%)	109,791	110,156	(0.3%)
Period end common shares outstanding	102,190	102,518	(0.3%)	103,078	(0.9%)	102,190	102,518	(0.3%)
Cash dividends declared per common share	$0.46	$0.42	9.5%	$0.46	0.0%	$0.92	$0.84	9.5%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 2 of 19

GAAP Consolidated Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2025	6/30/2024	% Change	3/31/2025	% Change	6/30/2025	6/30/2024	% Change
Revenues:
Commissions	$200,669	$183,317	9.5%	$193,670	3.6%	$394,339	$368,793	6.9%
Principal transactions	172,603	153,574	12.4%	141,660	21.8%	314,263	292,588	7.4%

Transactional revenues	373,272	336,891	10.8%	335,330	11.3%	708,602	661,381	7.1%
Capital raising	106,155	101,870	4.2%	100,472	5.7%	206,627	196,567	5.1%
Advisory	127,305	131,411	(3.1%)	137,470	(7.4%)	264,775	250,663	5.6%

Investment banking	233,460	233,281	0.1%	237,942	(1.9%)	471,402	447,230	5.4%
Asset management	403,608	380,757	6.0%	409,541	(1.4%)	813,149	748,233	8.7%
Other income	3,690	16,180	(77.2%)	10,581	(65.1%)	14,271	21,130	(32.5%)

Operating revenues	1,014,030	967,109	4.9%	993,394	2.1%	2,007,424	1,877,974	6.9%
Interest revenue	477,056	498,152	(4.2%)	475,632	0.3%	952,688	1,004,980	(5.2%)

Total revenues	1,491,086	1,465,261	1.8%	1,469,026	1.5%	2,960,112	2,882,954	2.7%
Interest expense	206,800	247,329	(16.4%)	213,557	(3.2%)	420,357	501,984	(16.3%)

Net revenues	1,284,286	1,217,932	5.4%	1,255,469	2.3%	2,539,755	2,380,970	6.7%

Non-interest expenses:
Compensation and benefits	774,936	722,719	7.2%	732,220	5.8%	1,507,156	1,402,414	7.5%
Occupancy and equipment rental	95,678	89,852	6.5%	90,766	5.4%	186,444	178,564	4.4%
Communication and office supplies	47,847	48,181	(0.7%)	49,513	(3.4%)	97,360	95,548	1.9%
Commissions and floor brokerage	17,146	14,383	19.2%	16,806	2.0%	33,952	30,150	12.6%
Provision for credit losses	8,328	2,954	181.9%	12,020	(30.7%)	20,348	8,222	147.5%
Investment banking expenses	8,989	9,253	(2.9%)	8,547	5.2%	17,536	16,982	3.3%
Other operating expenses	117,542	103,696	13.4%	282,233	(58.4%)	399,775	203,505	96.4%

Total non-interest expenses	1,070,466	991,038	8.0%	1,192,105	(10.2%)	2,262,571	1,935,385	16.9%
Income before income taxes	213,820	226,894	(5.8%)	63,364	237.4%	277,184	445,585	(37.8%)
Provision for income taxes	58,765	61,600	(4.6%)	10,372	466.6%	69,137	116,716	(40.8%)

Net income	155,055	165,294	(6.2%)	52,992	192.6%	208,047	328,869	(36.7%)
Preferred dividends	9,321	9,321	0.0%	9,320	0.0%	18,641	18,641	0.0%

Net income available to common shareholders	$145,734	$155,973	(6.6%)	$43,672	233.7%	$189,406	$310,228	(38.9%)

Earnings per common share:
Basic	$1.41	$1.50	(6.0%)	$0.42	235.7%	$1.82	$2.98	(38.9%)
Diluted	$1.34	$1.41	(5.0%)	$0.39	243.6%	$1.73	$2.82	(38.7%)
Weighted average number of common shares outstanding:
Basic	103,349	104,150	(0.8%)	104,764	(1.4%)	104,049	104,217	(0.2%)
Diluted	108,847	110,285	(1.3%)	110,635	(1.6%)	109,791	110,156	(0.3%)
Cash dividends declared per common share	$0.46	$0.42	9.5%	$0.46	0.0%	$0.92	$0.84	9.5%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 3 of 19

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2025	6/30/2024	% Change	3/31/2025	% Change	6/30/2025	6/30/2024	% Change

Revenues:
Commissions	$200,669	$183,317	9.5%	$193,670	3.6%	$394,339	$368,793	6.9%
Principal transactions	172,603	153,583	12.4%	141,660	21.8%	314,263	292,597	7.4%

Transactional revenues	373,272	336,900	10.8%	335,330	11.3%	708,602	661,390	7.1%
Capital raising	106,155	101,870	4.2%	100,472	5.7%	206,627	196,567	5.1%
Advisory	127,305	131,411	(3.1%)	137,470	(7.4%)	264,775	250,663	5.6%

Investment banking	233,460	233,281	0.1%	237,942	(1.9%)	471,402	447,230	5.4%
Asset management	403,608	380,757	6.0%	409,541	(1.4%)	813,149	748,233	8.7%
Other income	3,657	16,180	(77.4%)	10,567	(65.4%)	14,224	21,130	(32.7%)

Operating revenues	1,013,997	967,118	4.8%	993,380	2.1%	2,007,377	1,877,983	6.9%
Interest revenue	477,181	498,152	(4.2%)	475,632	0.3%	952,813	1,004,980	(5.2%)

Total revenues	1,491,178	1,465,270	1.8%	1,469,012	1.5%	2,960,190	2,882,963	2.7%
Interest expense	206,800	247,329	(16.4%)	213,557	(3.2%)	420,357	501,984	(16.3%)

Net revenues	1,284,378	1,217,941	5.5%	1,255,455	2.3%	2,539,833	2,380,979	6.7%

Non-interest expenses:
Compensation and benefits	744,949	706,994	5.4%	728,164	2.3%	1,473,113	1,381,156	6.7%
Occupancy and equipment rental	94,910	89,727	5.8%	90,535	4.8%	185,445	178,392	4.0%
Communication and office supplies	47,749	48,148	(0.8%)	49,336	(3.2%)	97,085	95,512	1.6%
Commissions and floor brokerage	17,146	14,383	19.2%	16,806	2.0%	33,952	30,150	12.6%
Provision for credit losses	8,328	2,954	181.9%	12,020	(30.7%)	20,348	8,222	147.5%
Investment banking expenses	8,989	9,253	(2.9%)	8,547	5.2%	17,536	16,982	3.3%
Other operating expenses	101,070	95,806	5.5%	274,022	(63.1%)	375,092	189,044	98.4%

Total non-interest expenses	1,023,141	967,265	5.8%	1,179,430	(13.3%)	2,202,571	1,899,458	16.0%
Income before income taxes	261,237	250,676	4.2%	76,025	243.6%	337,262	481,521	(30.0%)
Provision for income taxes	66,290	64,785	2.3%	12,469	431.6%	78,759	122,964	(35.9%)

Net income	194,947	185,891	4.9%	63,556	206.7%	258,503	358,557	(27.9%)
Preferred dividends	9,321	9,321	0.0%	9,320	0.0%	18,641	18,641	0.0%

Net income available to common shareholders	$185,626	$176,570	5.1%	$54,236	242.3%	$239,862	$339,916	(29.4%)

Earnings per common share:
Basic	$1.80	$1.70	5.9%	$0.52	246.2%	$2.31	$3.26	(29.1%)
Diluted	$1.71	$1.60	6.9%	$0.49	249.0%	$2.18	$3.09	(29.4%)
Weighted average number of common shares outstanding:
Basic	103,349	104,150	(0.8%)	104,764	(1.4%)	104,049	104,217	(0.2%)
Diluted	108,847	110,285	(1.3%)	110,635	(1.6%)	109,791	110,156	(0.3%)
Cash dividends declared per common share	$0.46	$0.42	9.5%	$0.46	0.0%	$0.92	$0.84	9.5%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 4 of 19

Consolidated Financial Summary

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2025	6/30/2024	% Change	3/31/2025	% Change	6/30/2025	6/30/2024	% Change

Net revenues:
Global Wealth Management	$845,631	$801,135	5.6%	$850,559	(0.6%)	$1,696,190	$1,591,635	6.6%
Institutional Group	419,779	390,721	7.4%	384,929	9.1%	804,708	742,097	8.4%
Other	18,876	26,076	(27.6%)	19,981	(5.5%)	38,857	47,238	(17.7%)

Total net revenues	$1,284,286	$1,217,932	5.4%	$1,255,469	2.3%	$2,539,755	$2,380,970	6.7%
Operating expenses:
Global Wealth Management	$539,575	$501,962	7.5%	$724,154	(25.5%)	$1,263,729	$1,001,714	26.2%
Institutional Group	358,739	341,908	4.9%	357,498	0.3%	716,237	656,175	9.2%
Other	172,152	147,168	17.0%	110,453	55.9%	282,605	277,496	1.8%

Total operating expenses	$1,070,466	$991,038	8.0%	$1,192,105	(10.2%)	$2,262,571	$1,935,385	16.9%
Operating contribution:
Global Wealth Management	$306,056	$299,173	2.3%	$126,405	142.1%	$432,461	$589,921	(26.7%)
Institutional Group	61,040	48,813	25.0%	27,431	122.5%	88,471	85,922	3.0%
Other	(153,276)	(121,092)	26.6%	(90,472)	69.4%	(243,748)	(230,258)	5.9%

Income before income taxes	$213,820	$226,894	(5.8%)	$63,364	237.4%	$277,184	$445,585	(37.8%)
Financial ratios:
Compensation and benefits	60.3%	59.3%	100	58.3%	200	59.3%	58.9%	40
Non-compensation operating expenses	23.1%	22.1%	100	36.7%	(1,360)	29.8%	22.4%	740
Income before income taxes	16.6%	18.6%	(200)	5.0%	1,160	10.9%	18.7%	(780)
Effective tax rate	27.5%	27.1%	40	16.4%	1,110	24.9%	26.2%	(130)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 5 of 19

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	6/30/2025	6/30/2024	% Change	3/31/2025	% Change
Financial Information:
Total assets	$39,859,653	$37,809,278	5.4%	$40,383,727	(1.3%)
Total shareholders’ equity	$5,596,985	$5,398,207	3.7%	$5,538,186	1.1%
Total common equity	$4,911,985	$4,713,207	4.2%	$4,853,186	1.2%
Goodwill and intangible assets	$(1,594,342)	$(1,509,642)	5.6%	$(1,503,358)	6.1%
DTL on goodwill and intangible assets	$85,241	$76,805	11.0%	$83,367	2.2%

Tangible common equity	$3,402,884	$3,280,370	3.7%	$3,433,195	(0.9%)
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (2)	$48.07	$45.97	4.6%	$47.08	2.1%
Tangible book value per common share (2)	$33.30	$32.00	4.1%	$33.31	(0.0%)
Return on common equity (3)	11.9%	13.4%		3.5%
Non-GAAP return on common equity (1)(3)	15.2%	15.1%		4.4%
Return on tangible common equity (4)	17.0%	19.3%		5.0%
Non-GAAP return on tangible common equity (1)(4)	21.7%	21.9%		6.2%
Pre-tax margin on net revenues	16.6%	18.6%		5.0%
Non-GAAP pre-tax margin on net revenues (1)	20.3%	20.6%		6.1%
Effective tax rate	27.5%	27.1%		16.4%
Non-GAAP effective tax rate (1)	25.4%	25.8%		16.4%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 6 of 19

Regulatory Capital (5)

(Unaudited, 000s)	6/30/2025	6/30/2024	% Change	3/31/2025	% Change
SF Regulatory Capital:
Common equity tier 1 capital	$3,431,336	$3,359,436	2.1%	$3,478,476	(1.4%)
Tier 1 capital	$4,116,336	$4,044,436	1.8%	$4,163,476	(1.1%)
Risk-weighted assets	$23,588,069	$22,734,081	3.8%	$23,661,099	(0.3%)
Common equity tier 1 capital ratio	14.5%	14.8%		14.7%
Tier 1 risk based capital ratio	17.5%	17.8%		17.6%
Tier 1 leverage capital ratio	10.8%	11.1%		10.8%
Stifel Bank & Trust Regulatory Capital:
Common equity tier 1 capital	$1,337,013	$1,268,458	5.4%	$1,373,088	(2.6%)
Tier 1 capital	$1,337,013	$1,268,458	5.4%	$1,373,088	(2.6%)
Risk-weighted assets	$11,644,303	$11,619,733	0.2%	$12,374,082	(5.9%)
Common equity tier 1 capital ratio	11.5%	10.9%		11.1%
Tier 1 risk based capital ratio	11.5%	10.9%		11.1%
Tier 1 leverage capital ratio	7.0%	7.1%		7.1%
Stifel Bank Regulatory Capital:
Common equity tier 1 capital	$810,648	$742,135	9.2%	$780,209	3.9%
Tier 1 capital	$810,648	$742,135	9.2%	$780,209	3.9%
Risk-weighted assets	$6,643,960	$5,662,622	17.3%	$5,963,456	11.4%
Common equity tier 1 capital ratio	12.2%	13.1%		13.1%
Tier 1 risk based capital ratio	12.2%	13.1%		13.1%
Tier 1 leverage capital ratio	7.1%	7.1%		7.1%
Stifel Net Capital:
Net capital	$381,900	$456,500	(16.3%)	$294,100	29.9%
Excess net capital	$356,600	$433,700	(17.8%)	$271,200	31.5%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 7 of 19

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2025	6/30/2024	% Change	3/31/2025	% Change	6/30/2025	6/30/2024	% Change
Revenues:
Commissions	$128,203	$121,465	5.5%	$125,826	1.9%	$254,029	$242,682	4.7%
Principal transactions	54,463	55,843	(2.5%)	60,569	(10.1%)	115,032	116,379	(1.2%)

Transactional revenues	182,666	177,308	3.0%	186,395	(2.0%)	369,061	359,061	2.8%
Asset management	403,574	380,737	6.0%	409,506	(1.4%)	813,080	748,187	8.7%
Net interest	254,148	236,281	7.6%	245,534	3.5%	499,682	472,550	5.7%
Investment banking (6)	6,224	5,780	7.7%	5,908	5.3%	12,132	10,060	20.6%
Other income	(981)	1,029	(195.3%)	3,216	(130.5%)	2,235	1,777	25.8%

Net revenues	845,631	801,135	5.6%	850,559	(0.6%)	1,696,190	1,591,635	6.6%
Non-interest expenses:
Compensation and benefits	420,240	392,941	6.9%	422,293	(0.5%)	842,533	782,477	7.7%
Non-compensation operating expenses	119,335	109,021	9.5%	301,861	(60.5%)	421,196	219,237	92.1%

Total non-interest expenses	539,575	501,962	7.5%	724,154	(25.5%)	1,263,729	1,001,714	26.2%

Income before income taxes	$306,056	$299,173	2.3%	$126,405	142.1%	$432,461	$589,921	(26.7%)

As a percentage of net revenues:
Compensation and benefits	49.7%	49.0%	70	49.6%	10	49.7%	49.2%	50
Non-compensation operating expenses	14.1%	13.7%	40	35.5%	(2,140)	24.8%	13.7%	1,110
Income before income taxes	36.2%	37.3%	(110)	14.9%	2,130	25.5%	37.1%	(1,160)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 8 of 19

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s)	6/30/2025	6/30/2024	% Change	3/31/2025	% Change
Total client assets	$516,532,000	$474,137,000	8.9%	$485,860,000	6.3%
Fee-based client assets	$206,319,000	$179,749,000	14.8%	$189,693,000	8.8%
Transactional assets	$310,213,000	$294,388,000	5.4%	$296,167,000	4.7%
Secured client lending (7)	$3,367,000	$2,943,000	14.4%	$3,239,000	4.0%
Asset Management Revenue:
Private Client Group (8)	$344,899	$317,616	8.6%	$345,357	(0.1%)
Asset Management	39,206	37,556	4.4%	38,520	1.8%
Third-party Bank Sweep Program	5,721	11,319	(49.5%)	11,783	(51.4%)
Other (9)	13,782	14,266	(3.4%)	13,881	(0.7%)

Total asset management revenues	$403,608	$380,757	6.0%	$409,541	(1.4%)
Fee-based Assets (millions):
Private Client Group (8)	$180,066	$157,124	14.6%	$166,035	8.5%
Asset Management	44,822	39,714	12.9%	41,136	9.0%
Elimination (10)	(18,569)	(17,089)	8.7%	(17,478)	6.2%

Total fee-based assets	$206,319	$179,749	14.8%	$189,693	8.8%
Third-party Bank Sweep Program	$568	$820	(30.7%)	$828	(31.4%)
ROA (bps) (11):
Private Client Group (8)	83.1	81.9		82.1
Asset Management	35.0	37.8		37.4
Third-party Bank Sweep Program	389.3	487.3		400.0

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 9 of 19

Global Wealth Management - Statistical Information (Cont.)

	As of and for the Three Months Ended
(Unaudited, millions)	6/30/2025	6/30/2024	% Change	3/31/2025	% Change
Stifel Bancorp Deposits:
Smart Rate Deposits	$15,015	$15,819	(5.1%)	$16,424	(8.6%)
Sweep Deposits	9,847	9,148	7.6%	10,043	(2.0%)
Direct Wealth Management Deposits at Stifel Bancorp	102	225	(54.7%)	387	(73.6%)

Total Stifel Bancorp Wealth Management Deposits	24,964	25,192	(0.9%)	26,854	(7.0%)
Other Bank Deposits	3,709	1,948	90.4%	2,785	33.2%

Total Stifel Bancorp Deposits	$28,673	$27,140	5.6%	$29,639	(3.3%)

Short-term Treasuries (12)	$6,418	$8,136	(21.1%)	$7,218	(11.1%)
Third-party Commercial Treasury Deposits (13)	$3,318	$1,539	115.6%	$2,900	14.4%
Wealth Management Cash:
Stifel Bancorp Wealth Management Deposits	$24,964	$25,192	(0.9%)	$26,854	(7.0%)
Third-party Bank Sweep Program (13)	568	820	(30.7%)	828	(31.4%)
Third-party Treasury (13)	217	153	41.8%	—	nm
Other Sweep Cash	551	417	32.1%	149	269.8%
Money Market Mutual Funds	15,297	10,530	45.3%	13,698	11.7%

Total Wealth Management Cash	$41,597	$37,112	12.1%	$41,529	0.2%

Client money market and insured product (14)	$25,981	$26,204	(0.9%)	$27,444	(5.3%)
Third-party Deposits Available to Stifel Bancorp (13)	$4,103	$2,512	63.3%	$3,728	10.1%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 10 of 19

Institutional Group - Summary Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2025	6/30/2024	% Change	3/31/2025	% Change	6/30/2025	6/30/2024	% Change
Revenues:
Commissions	$72,466	$61,852	17.2%	$67,844	6.8%	$140,310	$126,111	11.3%
Principal transactions	118,140	97,740	20.9%	81,091	45.7%	199,231	176,218	13.1%

Transactional revenues	190,606	159,592	19.4%	148,935	28.0%	339,541	302,329	12.3%
Capital raising	99,931	96,090	4.0%	94,564	5.7%	194,495	186,507	4.3%
Advisory	127,305	131,411	(3.1%)	137,470	(7.4%)	264,775	250,663	5.6%

Investment banking	227,236	227,501	(0.1%)	232,034	(2.1%)	459,270	437,170	5.1%
Other income (15)	1,937	3,628	(46.6%)	3,960	(51.1%)	5,897	2,598	127.0%

Net revenues	419,779	390,721	7.4%	384,929	9.1%	804,708	742,097	8.4%
Non-interest expenses:
Compensation and benefits	257,697	239,036	7.8%	252,585	2.0%	510,282	454,785	12.2%
Non-compensation operating expenses	101,042	102,872	(1.8%)	104,913	(3.7%)	205,955	201,390	2.3%

Total non-interest expenses	358,739	341,908	4.9%	357,498	0.3%	716,237	656,175	9.2%

Income before income taxes	$61,040	$48,813	25.0%	$27,431	122.5%	$88,471	$85,922	3.0%

As a percentage of net revenues:
Compensation and benefits	61.4%	61.2%	20	65.6%	(420)	63.4%	61.3%	210
Non-compensation operating expenses	24.1%	26.3%	(220)	27.3%	(320)	25.6%	27.1%	(150)
Income before income taxes	14.5%	12.5%	200	7.1%	740	11.0%	11.6%	(60)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 11 of 19

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	6/30/2025	6/30/2024	% Change	3/31/2025	% Change
Stifel Bancorp Financial Information:
Total assets	$31,115,875	$29,325,680	6.1%	$32,100,614	(3.1%)
Total shareholder’s equity	$2,191,619	$1,996,585	9.8%	$2,183,596	0.4%
Total loans, net (includes loans held for sale)	$21,447,860	$19,819,771	8.2%	$21,241,400	1.0%
Residential real estate	8,906,739	8,253,851	7.9%	8,699,229	2.4%
Fund banking	3,910,070	3,346,785	16.8%	3,659,294	6.9%
Commercial and industrial	3,536,227	3,689,379	(4.2%)	3,678,411	(3.9%)
Securities-based loans	2,568,050	2,253,045	14.0%	2,404,960	6.8%
Construction and land	1,217,561	1,198,395	1.6%	1,206,876	0.9%
Commercial real estate	429,243	608,911	(29.5%)	472,550	(9.2%)
Other	254,395	204,392	24.5%	250,948	1.4%
Loans held for sale	800,766	472,804	69.4%	1,016,127	(21.2%)
Investment securities	$8,130,970	$7,641,586	6.4%	$8,329,552	(2.4%)
Available-for-sale securities, at fair value	1,546,392	1,583,477	(2.3%)	1,613,304	(4.1%)
Held-to-maturity securities, at amortized cost	6,584,578	6,058,109	8.7%	6,716,248	(2.0%)
Unrealized losses on available-for-sale securities	(129,654)	(187,259)	(30.8%)	(141,910)	(8.6%)
Total deposits	$28,673,063	$27,139,753	5.6%	$29,639,272	(3.3%)
Demand deposits (interest-bearing)	28,171,862	26,754,212	5.3%	29,180,478	(3.5%)
Demand deposits (non-interest-bearing)	373,823	304,795	22.6%	432,368	(13.5%)
Certificates of deposit	127,378	80,746	57.8%	26,426	382.0%

Credit Metrics:
Allowance for credit losses	$166,410	$164,959	0.9%	$170,266	(2.3%)
Allowance as a percentage of retained loans	0.80%	0.84%		0.83%
Net charge-offs as a percentage of average loans	0.06%	0.01%		0.05%
Total nonperforming assets	$157,348	$85,247	84.6%	$160,891	(2.2%)
Nonperforming assets as a percentage of total assets	0.51%	0.29%		0.50%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 12 of 19

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	6/30/2025	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$8,907	33%	Financials	$913	26%
Securities-based loans	2,568	10%	Industrials	828	23%
Home equity lines of credit and other	254	1%	Information technology	618	17%

Total consumer	11,729	44%	Consumer discretionary	253	7%

Fund banking	3,910	15%	REITs	227	6%
Commercial and industrial	3,536	13%	Materials	183	5%
Construction and land	1,218	5%	Communication services	144	4%
Commercial real estate	429	1%	Hotel, leisure, restaurants	137	4%

Total commercial	9,093	34%	Healthcare	130	4%

Total loan portfolio	20,822	78%	Consumer staples	79	2%

Unfunded commitments	5,806	22%

Total	$26,628	100%

			CLO by Major Sector
			High tech industries	$687	10%
Investment Portfolio			Banking, finance, insurance, & real estate	680	10%
CLO	$6,548	78%	Services: business	631	10%
Agency MBS	1,049	13%	Healthcare & pharmaceuticals	594	9%
Corporate bonds	465	6%	Hotel, gaming, & leisure	325	5%
SBA	86	1%	Construction & building	310	5%
Student loan ARS	68	1%	Chemicals, plastics, & rubber	244	4%
CMBS	42	1%	Services: consumer	239	4%
Other	3	0%	Capital equipment	238	4%

Total Portfolio	$8,261	100%	Telecommunications	215	3%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 13 of 19

Loans and Lending Commitments - Allowance for Credit Losses

	June 30, 2025
	Loans and Lending
(Unaudited, 000s)	Commitments	ACL	ACL %	Q2 Provision
Residential real estate	$8,906,739	$13,767	0.2%	$2,595
Fund banking	3,910,070	10,948	0.3%	702
Commercial and industrial	3,536,227	84,981	2.4%	4,872
Securities-based loans	2,568,050	3,128	0.1%	200
Construction and land	1,217,561	12,854	1.1%	(397)
Commercial real estate	429,243	8,795	2.0%	(571)
Other	254,395	1,261	0.5%	456

Loans held for investment, gross	20,822,285	135,734	0.7%	7,857
Loans held for sale	800,766

Total loans, gross	21,623,051
Lending commitments	5,806,493	30,676	0.5%	471
Loans and lending commitments	$27,429,544	$166,410		$8,328

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 14 of 19

Consolidated Net Interest Income

	Three Months Ended
	June 30, 2025			June 30, 2024			March 31, 2025
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,924.5	$20.8	4.32%	$2,833.7	$37.8	5.34%	$2,467.1	$26.3	4.27%
Financial instruments owned	1,367.1	9.3	2.73%	1,165.7	6.3	2.18%	1,242.5	6.5	2.11%
Margin balances	830.2	14.4	6.92%	694.3	14.0	8.04%	835.8	13.9	6.64%
Investments:
Asset-backed securities	6,735.2	101.8	6.05%	5,982.6	108.1	7.23%	6,617.4	101.4	6.13%
Mortgage-backed securities	1,133.3	9.0	3.16%	929.8	5.6	2.41%	1,117.2	8.7	3.09%
Corporate fixed income securities	464.8	3.1	2.69%	589.8	4.1	2.77%	496.3	3.4	2.75%
Other	4.8	—	2.55%	4.8	—	2.55%	4.8	—	2.62%

Total investments	8,338.1	113.9	5.47%	7,507.0	117.8	6.28%	8,235.7	113.5	5.51%
Loans:
Residential real estate	8,798.4	85.0	3.86%	8,182.5	71.0	3.47%	8,633.5	81.0	3.75%
Commercial and industrial	4,005.4	73.2	7.31%	3,643.7	79.9	8.77%	4,113.5	75.5	7.34%
Fund banking	3,773.9	67.0	7.10%	3,299.5	67.0	8.13%	3,798.2	66.4	7.00%
Securities-based loans	2,503.3	38.7	6.19%	2,292.4	41.6	7.26%	2,387.8	36.5	6.12%
Commercial real estate	449.3	9.6	8.58%	637.6	11.5	7.20%	498.4	8.2	6.54%
Construction and land	1,214.4	21.8	7.19%	1,181.5	24.9	8.42%	1,216.6	21.8	7.16%
Loans held for sale	496.9	10.8	8.71%	462.7	11.2	9.68%	589.0	11.2	7.62%
Other	250.5	4.5	7.13%	206.2	4.0	7.77%	248.8	4.4	6.96%

Total loans	21,492.1	310.6	5.78%	19,906.1	311.1	6.25%	21,485.8	305.0	5.68%
Other interest-bearing assets	928.0	8.1	3.45%	860.4	11.1	5.16%	996.8	10.4	4.17%

Total interest-bearing assets/ interest income	34,880.0	477.1	5.47%	32,967.2	498.1	6.04%	35,263.7	475.6	5.40%
Interest-bearing liabilities:
Senior notes	616.9	7.1	4.62%	1,116.0	12.5	4.48%	616.7	7.1	4.63%
Deposits	28,463.0	187.5	2.64%	26,758.7	220.3	3.29%	28,622.8	193.1	2.70%
Other interest-bearing liabilities	1,563.3	12.2	3.11%	1,461.1	14.5	3.98%	1,453.6	13.4	3.66%
Total interest-bearing liabilities/ interest expense	$30,643.2	206.8	2.70%	$29,335.8	247.3	3.37%	$30,693.1	213.6	2.78%

Net interest income/margin		$270.3	3.10%		$250.8	3.04%		$262.0	2.97%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 15 of 19

Stifel Bancorp Net Interest Income

	Three Months Ended
	June 30, 2025			June 30, 2024			March 31, 2025
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,098.1	$13.1	4.77%	$1,765.4	$25.0	5.67%	$1,512.8	$17.4	4.60%
Investments	8,338.1	113.9	5.47%	7,507.0	117.8	6.28%	8,235.7	113.5	5.51%
Loans	21,492.1	310.6	5.78%	19,906.1	311.1	6.25%	21,485.8	305.0	5.68%
Other interest-bearing assets	66.0	1.0	5.59%	66.7	1.0	5.71%	66.7	0.8	5.15%

Total interest-bearing assets/ interest income	$30,994.3	$438.6	5.66%	$29,245.2	$454.9	6.22%	$31,301.0	$436.7	5.58%
Interest-bearing liabilities:
Deposits	$28,463.0	$187.5	2.64%	$26,758.7	$220.3	3.29%	$28,622.8	$193.1	2.70%
Other interest-bearing liabilities	143.4	2.0	5.44%	90.1	1.7	7.44%	92.6	1.4	5.83%

Total interest-bearing liabilities/ interest expense	$28,606.4	189.5	2.65%	$26,848.8	222.0	3.31%	$28,715.4	194.5	2.71%

Net interest income/margin		$249.1	3.22%		$232.9	3.19%		$242.2	3.10%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 16 of 19

GAAP to Core Reconciliation

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2025	6/30/2024	Change	3/31/2025	Change	6/30/2025	6/30/2024	Change
GAAP net revenues	$1,284,286	$1,217,932		$1,255,469		$2,539,755	$2,380,970
Non-GAAP adjustments	92	9		(14)		78	9
Non-GAAP net revenues	1,284,378	1,217,941		1,255,455		2,539,833	2,380,979

GAAP compensation and benefits expense	774,936	722,719		732,220		1,507,156	1,402,414
Merger-related and other (16)	(2,946)	(5,764)		(4,056)		(7,002)	(11,297)
Restructuring and severance (17)	(27,041)	(9,961)		—		(27,041)	(9,961)

Total non-GAAP adjustments	(29,987)	(15,725)		(4,056)		(34,043)	(21,258)

Non-GAAP compensation and benefits expense	744,949	706,994		728,164		1,473,113	1,381,156

GAAP non-compensation operating expenses	295,530	268,319		459,885		755,415	532,971
Merger-related (16)	(17,338)	(8,048)		(8,619)		(25,957)	(14,669)

Non-GAAP non-compensation operating expenses	278,192	260,271		451,266		729,458	518,302

Total adjustments	(47,417)	(23,782)		(12,661)		(60,078)	(35,936)

GAAP provision for income taxes	58,765	61,600		10,372		69,137	116,716
Merger-related and other (18)	7,525	3,185		2,097		9,622	6,248

Non-GAAP provision for income taxes	66,290	64,785		12,469		78,759	122,964

Financial ratios:
Compensation and benefits	58.0%	58.0%	—	58.0%	—	58.0%	58.0%	—
Non-compensation operating expenses	21.7%	21.4%	30	35.9%	(1,420)	28.7%	21.8%	690
Income before income taxes	20.3%	20.6%	(30)	6.1%	1,420	13.3%	20.2%	(690)
Effective tax rate	25.4%	25.8%	(40)	16.4%	900	23.4%	25.5%	(210)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 17 of 19

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.

(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $84.3 million, $75.8 million, and $82.5 million, as of June 30, 2025 and 2024, and March 31, 2025, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, July 30, 2025.

(6)	Includes capital raising and advisory fee revenues.
(7)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.

(8)	Includes Private Client Group and Trust Business.
(9)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.

(10)	Asset management assets managed in Private Client Group or Trust accounts.
(11)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average daily balances for Individual Program Banks.

(12)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(13)

During the first quarter of 2024, the Company began sweeping certain commercial treasury deposits to third-party banks. The balances at third-party banks can be brought back on balance sheet to support liquidity needs.

(14)	Includes Smart Rate Deposits, Sweep Deposits, Third-party Bank Sweep Program, and Other Sweep Cash.
(15)	Includes net interest, asset management, and other income.

(16)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(17)	The Company recorded severance costs associated with workforce reductions in certain of its foreign subsidiaries.

(18)	Primarily represents the Company’s effective tax rate for the period applied to the non-GAAP adjustments.

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 18 of 19

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s second quarter earnings release issued July 30, 2025.

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2025 Earnings Release	Page 19 of 19